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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




 Date of Report (Date of earliest event reported)        SEPTEMBER 20, 2001
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                                NRG ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


       001-15891                                            41-1724239
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(Commission File Number)                       (IRS Employer Identification No.)


901 MARQUETTE AVENUE, SUITE 2300 MINNEAPOLIS, MN              55402
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    (Address of principal executive offices)                (Zip Code)



  Registrant's telephone number, including area code     612-373-5300
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On September 20, 2001, NRG Energy, Inc. reported that it is on target to reach its forecasted EPS of $1.35. NRG also announced it has acquired a 50 percent interest in the Saguaro Station in Nevada from Edison Mission Energy, and further announced that it has decided to stop pursuing the acquisition of two Connecticut plants from Wisvest Connecticut LLC.

The press release reporting NRG Energy's EPS forecast, acquisition of the Saguaro Station and decision to end its pursuit of the Wisvest acquisition is filed with this Form 8-K as Exhibit 99.10. See "Item 7. Exhibits."



Item 7. Exhibits.

The following exhibits are filed with this report on Form 8-K:

Exhibit No.                Description
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
99.10                      Press release issued September 20, 2001, of NRG Energy, Inc.
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NRG Energy, Inc.
                                       (Registrant)



                                       By /s/ Leonard A. Bluhm
                                          --------------------------------------
                                              Leonard A. Bluhm
                                              Executive Vice President
                                              and Chief Financial Officer
                                              (Principal Financial Officer)



Dated:  September 21, 2001